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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 10, 2005

                        SOURCE INTERLINK COMPANIES, INC.
             (Exact name of registrant as specified in this charter)

          Delaware                      001-13437                 20-2428299
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

        27500 Riverview Center Blvd., Suite 400, Bonita Springs, FL 34134
              (Address of Principal Executive Offices and Zip Code)

       Registrant's Telephone Number, including area code: (239) 949-4450

                                 Not applicable
          (Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

UNIT PURCHASE AGREEMENT WITH CHAS. LEVY COMPANY LLC

     On May 10, 2005, Source Interlink Companies, Inc. (the "REGISTRANT") and Chas. Levy Company LLC ("LEVY") entered into a Unit Purchase Agreement (the "PURCHASE AGREEMENT"). Under the terms of the Purchase Agreement, the Registrant purchased all of the issued and outstanding membership interests in Chas. Levy Circulating Co. LLC ("CLCC") from Levy for a purchase price of approximately $30 million, subject to adjustment based on CLCC net worth as of the closing date of the transaction. Levy was the sole member of CLCC. These transactions were completed on May 10, 2005.

     Within 30 days following the closing of the transaction, the Registrant is required to cause CLCC to either make an offer of employment to certain of CLCC's key employees or, with respect to any individuals who do not receive an offer, pay certain severance benefits to such persons. The Registrant will also cause CLCC maintain, for at least three years, an office in the Lisle, Illinois area sufficient for the employment of those of CLCC's existing employees employed immediately following the Closing Date, adequate staff to support such employees, and the equipment necessary to support such employees and staff.

     A copy of the Purchase Agreement is filed as Exhibit 2.3 to this Current Report and is incorporated herein by reference. The foregoing summary of the terms of the Purchase Agreement is qualified in its entirety by reference to such exhibit.

DISTRIBUTION AND MARKETING AGREEMENT WITH LEVY HOME ENTERTAINMENT LLC

     On May 10, 2005, as contemplated by the terms of the Purchase Agreement, the Registrant and Levy Home Entertainment LLC ("LHE") entered into a Distribution and Supply Agreement (the "DISTRIBUTION AGREEMENT"). Under the terms of the Distribution Agreement, LHE appointed the Registrant as its sole and exclusive subdistributor of book products to all supermarkets (not including supermarkets combined with general merchandise stores), drug stores, convenience stores, newsstands and terminals within the geographic territory in which the Registrant currently distributes DVDs, CDs and/or magazines.

     During the term of the Agreement, the Registrant agrees to purchase exclusively from LHE all of its book products requirements for resale to its existing and future customers that sell book products except for such book products as LHE is unable to supply to the Registrant or not required and not willing to supply to the Registrant. LHE agrees to sell book products to the Registrant for resale to stores except for such stores as affirmatively request to be served directly by LHE and for resale to any bookstores that are customers of the Registrant.

     LHE will sell book products to the Registrant in accordance with certain discount terms set forth in the Distribution Agreement. In the event that the Registrant or LHE, or an affiliate thereof, begins supplying book products to any customer previously supplied directly by LHE or the Registrant, as applicable, the Registrant or LHE, as applicable, will pay the other party the then current unamortized value of any fixtures provided to such customer by such other party within a specified period.

     The initial term of the Distribution Agreement begins on May 10, 2005 and expires on June 30, 2015. The parties may renew the agreement thereafter for successive one year periods. Either party may terminate the Agreement if the other party breaches its material obligations thereunder, but only after (a) informing the other party in writing of the precise nature of the breach and (b) allowing the other party at least 60 days to correct the breach other than with respect to non-payment of sums due for book products supplied, in which case the other party shall have 10 days to pay any such overdue sums. The Registrant also will have the right to terminate the Agreement on 90 days notice in the event that 50% or more of the ownership interest or assets of LHE is sold or transferred, directly or indirectly, to certain specified entities.

     A copy of the Distribution Agreement is filed as Exhibit 10.62 to this Current Report and is incorporated herein by reference. The foregoing summary of the terms of the Distribution Agreement is qualified in its entirety by reference to such exhibit.

LEASE AGREEMENT BETWEEN CHAS. LEVY COMPANY LCC AND CHAS. LEVY CIRCULATING CO.
LLC
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     On May 10, 2005, as contemplated by the terms of the Purchase Agreement,
CLCC, as the Registrant's wholly owned subsidiary, and Levy entered into a Lease Agreement (the "LEASE"). The Lease is for CLCC's main offices consisting of an approximately 66,202 square foot building located at 1140 North Branch Street, Chicago, Illinois. The term of the Lease is 60 months, commencing on May 10, 2005. CLCC agrees to pay Levy a base rent of (i) $16,550.50 per month from May 10, 2005 through May 9, 2006, (ii) $26,205 per month from May 10, 2006 through May 9, 2007, (iii) $35,859.42 per month from May 10, 2007 through May 9, 2008,
(iv) $36,576.67 per month from May 10, 2008 through May 9, 2009 and (v) $37,308.17 per month from May 10, 2009 through May 9, 2010. CLCC has the option, provided no event of default then exists under the Lease, to terminate the Lease at any time upon 180 days' prior written notice to Levy.

     A copy of the Lease is filed as Exhibit 10.63 to this Current Report and is incorporated herein by reference. The foregoing summary of the terms of the Lease is qualified in its entirety by reference to such exhibit.

EMPLOYMENT AGREEMENT WITH CAROL G. KLOSTER

     On May 10, 2005, as contemplated by the terms of the Purchase Agreement, the Registrant entered into an executive employment agreement (the "EMPLOYMENT AGREEMENT") with Carol G. Kloster. Under the Employment Agreement, the Registrant will employ Ms. Kloster as an executive vice president for a five-year term commencing May 10, 2005. Ms. Kloster will have the usual and customary duties, responsibilities and authority of an executive vice president of the Registrant and will perform such other and additional duties and responsibilities as are consistent with that position and as the Registrant's board of directors may reasonably require.

     The Registrant will pay Ms. Kloster a base salary of (i) $475,000 from the commencement of the Employment Agreement through the end of fiscal year 2006,
(ii) $500,000 during fiscal year 2007, (iii) $520,000 during fiscal year 2008,
(iv) $540,800 during fiscal year 2008 and (v) $562,432 from the beginning of fiscal year 2009 through the expiration of the Employment Agreement.

     In addition, Ms. Kloster is entitled to receive an annual bonus in an amount not to exceed 75% of Ms. Kloster's base salary in effect in a given year, to be determined by the compensation committee of the Registrant's board of directors in its sole discretion. The Registrant will also permit Ms. Kloster to participate in any equity-based incentive, healthcare, retirement, life insurance, disability income and other benefits plans offered by the Registrant with respect to its executive officers generally. Ms. Kloster became one of the Registrant's executive vice presidents upon its acquisition of CLCC. In connection with her employment with the Registrant, Ms. Kloster received options to purchase 150,000 shares of the Registrant's common stock at $11.00 per share pursuant to the Registrant's standard option agreement.

     Under the Employment Agreement, Ms. Kloster's employment with the Registrant is subject to early termination at any time (i) at the Registrant's election, by dismissal of Ms. Kloster from employment with or without Proper Cause (as defined in the Employment Agreement) pursuant to resolution of the Registrant's board of directors, (ii) at the Registrant's election, upon Ms. Kloster's disability as determined pursuant to the Employment Agreement, (iii) upon Ms. Kloster's death or (iv) at Ms. Kloster's election, with or without Good Reason (as defined in the Employment Agreement), by voluntary resignation upon 30 days' advance written notice.

     In the event of Ms. Kloster's early termination by the Registrant without Proper Cause or by Ms. Kloster for Good Reason, the Registrant will remain obligated to provide to Ms. Kloster (or her estate): (i) her base salary (without further adjustment and payable in accordance with the Registrant's payroll policies) for the remaining term of the Employment Agreement; (ii) a bonus in an amount equal to (A) $178,125 in the case that no annual bonus has been awarded to Ms. Kloster prior to the date of such termination or (B) 75% of the average of the annual bonuses previously awarded to Ms. Kloster in the case that one or more annual bonus has been awarded to her prior to the date of such termination; (iii) healthcare benefits under and subject to the same terms and provisions as are applicable to the Registrant's executive officers generally; and (iv) the Continuing Rights (as defined in the Employment Agreement).

     In the event of Ms. Kloster's early termination by the Registrant with Proper Cause or by Ms. Kloster without Good Reason, the Registrant will be relieved of its obligations to pay or provide any compensation or benefits under the Employment Agreement, except for the Continuing Rights.

     In the event of Ms. Kloster's early termination due to disability (as determined pursuant to the Employment Agreement), the Registrant agrees to provide to Ms. Kloster: (i) a disability income benefit in an amount equal to 50% of Ms. Kloster's base salary, payable monthly, commencing on the date of early termination and ending on the termination of 24 months following the date of early termination; (ii) a supplemental disability income benefit equal to $12,000 per month for


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the period commencing on the date of early termination and ending on April 18,
2013 or Ms. Kloster's earlier death; (iii) healthcare benefits under and subject to the same terms and provisions as are applicable to the Registrant's executive officers generally and (iv) the Continuing Rights. The Registrant will be entitled to credit, against its obligation to pay the foregoing disability income benefits, any amounts received from time to time by Ms. Kloster pursuant to any disability income insurance policy maintained by the Registrant or under the Registrant's Supplemental Executive Retirement Plan (if Ms. Kloster is a participant therein).

     In the event of Ms. Kloster's early termination due to her death, the Registrant will be relieved of its obligations to pay or provide any and all compensation and benefits under the Employment Agreement, except for the Continuing Rights.

     During her term of employment and during the Restricted Period (as defined in the Employment Agreement), Ms. Kloster is prohibited from, directly or indirectly, managing, operating, controlling, accepting employment or a consulting position with or otherwise advising or assisting or being connected with, or owning or having any financial interest in, any Competitive Enterprise (as defined in the Employment Agreement). These noncompetition provisions terminate if the Registrant terminates Ms. Kloster without Proper Cause or if Ms. Kloster terminates her employment for Good Reason.

     A copy of the Employment Agreement is filed as Exhibit 10.64 to this Current Report and is incorporated herein by reference. The foregoing summary of the terms of the Employment Agreement is qualified in its entirety by reference to such exhibit.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On May 10, 2005, in connection with the Registrant's purchase of all of the membership interests in CLCC, the Registrant's board of directors elected Carol
G. Kloster to the position of executive vice president of the Registrant.

     Prior to the acquisition, she served as president and chief executive officer of Chas. Levy Company, LLC ("CLC"), formerly the sole member of Chas. Levy Circulating Co., LLC. Ms. Kloster joined the Chas. Levy organization in 1974 in the Human Resources department subsequently serving various marketing, warehousing and sales positions before being appointed chief executive officer in 1991. Ms Kloster is a graduate of the College of William and Mary, a member of the Economic Club and serves on the non profit board of Family Focus.

     Ms. Kloster currently owns 5% of the units of CLC, from whom we acquired CLCC pursuant to the Purchase Agreement and the current owner of LHE with whom we entered into the Distribution Agreement. For a summary of each of these transactions, please see Item 1.01 which is incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

2.3      Unit Purchase Agreement dated May 10, 2005 between the Registrant and
         Chas. Levy Company LLC

10.62*   Distribution and Supply Agreement dated May 10, 2005 between the
         Registrant and Levy Home Entertainment LLC

10.63    Lease Agreement dated May 10, 2005 between Chas. Levy Company LLC and
         Chas. Levy Circulating Co. LLC

10.64    Employment Agreement dated May 10, 2005 between the Registrant and
         Carol G. Kloster

* Certain material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Commission.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 16, 2005

                                        SOURCE INTERLINK COMPANIES, INC.


                                        By: /s/ Marc Fierman
                                            ------------------------------------
                                            Marc Fierman
                                            Executive Vice President and
                                            Chief Financial Officer
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                                  EXHIBIT INDEX

2.3      Unit Purchase Agreement dated May 10, 2005 between the Registrant and
         Chas. Levy Company LLC

10.62*   Distribution and Supply Agreement dated May 10, 2005 between the
         Registrant and Levy Home Entertainment LLC

10.63    Lease Agreement dated May 10, 2005 between Chas. Levy Company LLC and
         Chas. Levy Circulating Co. LLC

10.64    Employment Agreement dated May 10, 2005 between the Registrant and
         Carol G. Kloster

* Certain material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Commission.